Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, Michael W. Laphen, Chief Executive Officer of Computer Sciences Corporation (the "Company"), hereby certify that:

(1)  The Company’s Annual Report on Form 10-K for the fiscal year ended April 1, 2011, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2011	/s/ Michael W. Laphen
Michael W. Laphen Chief Executive Officer